HERE CONFIDENTIAL    EXHIBIT 10.16.47+

SIXTH AMENDMENT TO TERRITORY LICENSE NO. 10 ([*****] Navigation Applications)
This Sixth Amendment (the “Amendment”) to the Territory License No. 10, effective March 1, 2016 (“TL 10”), as amended, to the Data License Agreement (“Agreement”), dated December 1, 2002, by and between Telenav, Inc. (“Client”) and Navigation Technologies Corporation, which was subsequently assigned to HERE North America, LLC (f/k/a NAVTEQ North America, LLC) (collectively, “HERE”), is made and entered into as of the date of latest signature below (“Amendment Effective Date”). The Agreement and TL 10, and amendments thereto, are hereby referred to herein as the “Agreement.” Capitalized terms not otherwise defined in the body of this Amendment shall have the meanings set forth in the Agreement.
The parties agree to amend certain provisions of TL 10 with this Amendment as follows:

1.	Exhibit A (Definitions). The following definition is hereby added to Exhibit A:

“[*****] Route Guidance Application” means a Route Guidance Application that (i) is not [*****] or otherwise [*****], and (ii) is sold separately to an End-User as an [*****] navigation system solely for [*****] in an Identified Vehicle equipped with the [*****] navigation platform.

2.	Exhibit D (Pricing). Section 4 (Data) is hereby renumbered as Section 5.

3.	Exhibit D (Pricing). Exhibit D (Pricing) to TL 10 is hereby amended to add the following new Section 4:

“4.    Fees per Copy for [*****] Route Guidance Applications. The license fees per Copy for use of the Data for the [*****] and [*****] Territories in connection with [*****] Route Guidance Applications, including (i) the [*****] Copy; (ii) a [*****] Subscription for [*****] and (iii) access to the Location Platform Services during the Subscription period, are specified in the table below.

PER COPY LICENSE FEES
[*****]
Territory	[*****]	[*****]	[*****]
North America	$[*****]	$[*****]	$[*****]
Middle East	$[*****]	$[*****]	$[*****]
“

4.	Except as modified hereunder, all other terms and conditions of the Agreement shall stay in full force and effect.
IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their authorized representatives as of the Amendment Effective Date.

HERE NORTH AMERICA, LLC                 TELENAV, INC.
By:    /s/ Greg Drescher                By:    /s/ Michael Strambi
Name:    Greg Drescher                    Name:    Michael Strambi
Title:    Senior Legal Counsel                Title:    Chief Financial Officer
Date:    September 6, 2018                Date:    9/4/18

HERE NORTH AMERICA, LLC
By:    /s/ Simon Anolick
Name:    Simon Anolick
Title:    Director – Legal & IP
Date:     September 6, 2018

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
Amendment 6 to TL 10 [Telenav, Inc.][ [*****]][05-23-18 lee]    Page 1 of 1